Exhibit 99.1

Franklin Financial Network, Inc. (NYSE:FSB) Quarterly Investor Presentation February 8, 2019

Forward-Looking Statements

Except for the historical information contained herein, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of the Company and can be identified by the use of words such as "may," "will," "should," "would," "assume," "outlook," "seek," "plan," "believe," "expect," "anticipate," "intend," "estimate," "forecast," and other comparable terms. The Company intends that all such statements be subject to the "safe harbor" provisions of those Acts. Because forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the discussion of forward-looking statements and risk factors in documents the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Use of non-GAAP Financial Measures

Some of the financial data included in this presentation and our selected historical consolidated financial information are not measures of financial performance recognized by GAAP. Our management uses these non-GAAP financial measures in its analysis of our performance:

- "Common equity" is defined as total shareholders' equity at end of period less the liquidation preference value of the preferred stock;
- "Tangible common equity" is common equity less goodwill and other intangible assets;
- "Total tangible assets" is defined as total assets less goodwill and other intangible assets;
- "Other intangible assets" is defined as the sum of core deposit intangible and SBA servicing rights;
- "Tangible book value per share" is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period-to-period in book value per share exclusive of changes in intangible assets;
- "Tangible common equity ratio" is defined as the ratio of tangible common equity divided by total tangible assets. We believe that this measure is important to many investors in the marketplace who are interested in relative changes from period-to period in common equity and total assets, each exclusive of changes in intangible assets;
- "Return on Average Tangible Common Equity" is defined as annualized net income available to common shareholders divided by average tangible common equity;
- "Efficiency ratio" is defined as noninterest expenses divided by our operating revenue, which is equal to net interest income plus noninterest income;
- "Core Efficiency Ratio" is defined as noninterest expense divided by our operating revenue, which is equal to net interest income plus noninterest income with all adjusted to certain one-time expenses (see appendix for non-GAAP reconciliations);
- "Net Interest Margin" is defined as annualized net interest income divided by average interest-earning assets for the period;
- "Core Diluted Earnings Per Share" is defined as reported earnings per share adjusted for certain one-time expenses (see appendix for non-GAAP reconciliations);
- "Core non-Interest Income" is defined as non-interest income adjusted for certain one-time items (see appendix for non-GAAP reconciliations);
- "Core non-Interest Expense" is defined as non-interest expense adjusted for certain one-time items (see appendix for non-GAAP reconciliations);
- "Core Compensation Expense" is defined as compensation expense adjusted for certain one-time items (see appendix for non-GAAP reconciliations);
- "Net Income" is equal to "Net Income Available to Common Shareholders"; and
- "Core Net Income" is defined as "Net Income Available to Common Shareholders" adjusted for certain one-time items (see appendix for non-GAAP reconciliations).

We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use.

1

Strong Foundation & Momentum Soundness Growth Profitability 2 Driving long - term value creation • Value - based client services • Strong sense of community • Relationship - driven commercial and private banking business • Leadership and governance • Leading position in great markets • Strong capital and disciplined credit • Scalable, efficient technology and systems

Leading Nashville Bank 3 Nashville Brentwood Nolensville Smyrna Murfreesboro Thompson’s Station Franklin Rank Bank Branches Deposits ($bn) Market Share 1 Pinnacle 30 $9,013 14.7% 2 Bank of America 33 8,636 14.1 3 Regions 66 7,610 12.4 4 SunTrust 37 6,359 10.3 5 First Horizon 44 4,901 8.0 6 Franklin Financial 15 3,401 5.5 7 U.S. Bancorp 54 2,049 3.3 8 Wilson Bank 26 1,918 3.1 9 Fifth Third Bancorp 33 1,883 3.1 10 Wells Fargo 12 1,759 2.9 Total - $61,451 Nashville MSA Source: SNL Financial Note: $ in billions. Branch information pro forma as of June 30, 2018 Footprint Rank County Branches Deposits ($bn) Market Share 1 Williamson, TN 8 $2,709 27.8% 2 Rutherford, TN 6 609 13.3 10 Davidson, TN 1 83 0.2 Market share by County Strong presence in Nashville MSA and industry lead in Williamson County Tennessee

Highly Experienced Management Team 4 Richard Herrington Chairman & CEO Chairman & CEO since 2007 Previously co - founded Franklin National Bank Over 40 years of banking experience in Williamson County B.A. in Economics from Newberry College and M.A. in Economics from Florida State University Chris Black Chief Financial Officer Previously held senior roles at FB Financial Held positions at Merrill Lynch & Co. and ISI Group, specializing in the Banking Sector Served for over 9 years as officer and pilot in the U.S. Air Force B.S. Engineering from Cornell University and M.B.A from Auburn University Kevin Herrington Chief Operating Officer Co - founded Franklin Synergy Bank in 2007 after having served as Chief Technology Officer at Civitas Bank Group Served in the U.S. Army Graduate of Belmont University and Certified Information Systems Security Professional (CISSP) David McDaniel Chief Lending Officer Leads the Williamson County, Corporate / Healthcare and Leasing banking teams 24 years of banking experience having previously held roles at Community First Bank, AmSouth Bank, First American Bank, Equitable Securities and Merrill Lynch Graduate of University of Tennessee and graduate of ABA Private Client Wealth Management school at Emory Lee Moss President Joined Franklin Synergy Bank in 2014 upon the sale of MidSouth Bank to Franklin Synergy Served as Chairman and CEO of MidSouth Bank and has held roles at Third National Bank and SunTrust Graduate of the University of Tennessee, majoring in Banking J. Myers Jones, III Chief Credit Officer Previously served as President and CEO of Franklin National Bank for 13 years prior to its acquisition by Fifth Third Bank Held Executive Vice President of Commercial Lending role at Cadence bank Graduate of Austin Peay State University and Herbet V. Prochnow Gradual school of Banking at the University of Wisconsin

$46 $193 $272 $350 $465 $578 $796 $1,356 $2,168 $2,943 $3,844 $4,246 $ - $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Evolution of the Franchise 5 Total Assets ($ mn ) Phase I: De - novo on solid foundation Phase II: Growth & economies of scale Phase III: Balanced growth & profitability Formed as a Tennessee corporation in April 2007 and commenced banking operations in November 2007 Raised $26 million in equity from institutional & local investors Completed the acquisition of MidSouth Bank in July 2014, increasing the Nashville footprint Launched IPO in 2015 Joins Russell 2000 index, S&P SmallCap 600 Index and NYSE Financial - 100 Index 19.3% annualized EPS and 16.5% annualized TBVPS growth since 2013 Completed acquisition of Civic Bank and Trust in 2018 Accelerated balance sheet rotation and optimization in 2018 Declared initial dividend in January 2019 Authorized common stock repurchase plan

Financial Highlights and Recent Developments

FRANKLIN FINANCIAL NETWORK

Key Highlights

Soundness

- Strong and stable asset quality with NPAs / Total Assets of 0.13%
- Allowance for loan losses steady QoQ at 0.88% of loans(1)
- Disposed of last OREO property with gain – no OREO left on the balance sheet

Growth & Profitability

- Loans increased by 17.9% annualized QoQ and 18.1% YoY
- Deposits increased by 7.1% annualized QoQ and 8.4% YoY
- Accelerated balance sheet rotation strategy with the reduction of $246 million of lower-yielding securities
  - Approximately 1/4 re-deployed into higher-yielding assets
  - $195 million increase in reciprocal deposits
- Preparing additional phase of balance sheet optimization to reduce reliance on non-core funding sources(2)
- Improving asset mix
  - Loans(1) currently 63.1% of assets compared to 58.7% in 4Q'17
  - Securities currently 27.9% of assets compared to 32.6% in 4Q'17
  - C&I loan growth of $69.4 million in 4Q'18

Recent Developments

- Opened fifteenth branch location in Franklin, TN in December 2018
- New CFO joined management team
- Completed the acquisition of Civic Bank and Trust in April 2018
- Authorized $30 million share repurchase program
- Declared initial dividend of $0.04 per share payable to shareholders of record as of February 15, 2019

Financial Results

	Three months ended December 31, 2018	
	Reported GAAP results	Non-GAAP results(3)
Diluted EPS	$0.25	$0.61
Net income ($mn)	$3.7	$9.2
ROAA	0.36%	0.87%
ROATCE	4.3%	10.7%
Efficiency ratio	81.7%	60.4%

- **Net interest margin: 2.69%**
- **TBVPS: $24.32**
- **Total assets ($mn): $4,246.4**
- **Total deposits ($mn): $3,431.8**
- **TCE / TA: 8.4%**

(1) Excludes loans held for sale
(2) See Forward-Looking Statements on page 1
(3) Non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. Excludes 4Q'18 compensation related one-time expenses and securities losses. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures

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Balancing Profitability and Growth

FRANKLIN FINANCIAL NETWORK

Net Income[(1)] ($mn)



'13 - '18 Core GAGR: 54.3%
$4.6 $4.6
$8.4 $8.4
$16.1 $16.1
$28.1 $28.1
$33.4 $28.1
$39.9 $34.5
$7.7 $2.4
$10.5 $10.5
$9.2 $3.7
2013
2014
2015
2016
2017
2018
4Q'17
3Q'18
4Q'18
Core Net Income(1)
Reported Net Income
Core ROAA(1)
0.89%
0.87%
0.92%
1.06%
0.97%
0.97%
0.84%
1.01%
0.87%

Net Interest Income ($mn)



'13 - '18 CAGR: 38.0%
$21.0
$37.7
$59.4
$81.6
$97.0
$105.5
$24.6
$26.6
$26.9
2013
2014
2015
2016
2017
2018
4Q'17
3Q'18
4Q'18
Net Interest Margin-FTE
3.41%
3.74%
3.62%
3.42%
3.06%
2.71%
2.92%
2.70%
2.69%

Return on Average Tangible Common Equity[(1)]



9.6% 9.6%
11.5% 11.5%
10.6% 10.6%
14.4% 14.4%
11.2% 9.5%
12.3% 10.6%
10.4% 3.2%
12.6% 12.6%
10.7% 4.3%
2013
2014
2015
2016
2017
2018
4Q'17
3Q'18
4Q'18
Core ROATCE (1)
Reported ROATCE

Non-Interest Expenses ($mn)



70.0%
64.1%
56.4%
51.7%
54.4%
58.7%
57.4%
61.0%
60.4%
$19.7
$30.9
$41.8
$51.3
$60.8
$73.5
$16.0
$18.3
$21.7
2013
2014
2015
2016
2017
2018
4Q'17
3Q'18
4Q'18
Non-Int. Expenses
Core Efficiency Ratio(1)

Strong, sustainable earnings and return metrics driven by loan growth and disciplined credit and expenses

(1) Non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. Excludes 4Q'18 compensation-related one-time expenses and securities losses. 2017 metrics adjusted for DTA write-down that was recorded in December 2017 related to the change in income tax regulations that resulted from the Tax Cuts and Jobs Act that was passed in late December 2017. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures

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$1.10 $1.27 $1.54 $2.42 $2.43 $2.71 $0.56 $0.70 $0.61 $1.10 $1.27 $1.54 $2.42 $2.04 $2.34 $0.17 $0.70 $0.25 2013 2014 2015 2016 2017 2018 4Q'17 3Q'18 4Q'18 Core EPS Reported EPS $11.31 $12.89 $15.86 $19.92 $22.24 $24.32 $22.24 $23.18 $24.32 2013 2014 2015 2016 2017 2018 4Q'17 3Q'18 4Q'18 Earnings Per Share Tangible Book Value Per Share (1) Earnings continue to support the growth and future profitability of the franchise while building tangible book value per share (2) 8 Sustaining Earnings Momentum and Tangible Book Value Growth (1) Non - GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. Exclude s compensation - related one - time expenses and securities losses. 2017 metrics adjusted for DTA write - down that was recorded in December 2017 related to the change in income tax regulations that resulted from the Tax Cut s and Jobs Act that was passed in late December 2017. See “Use of non - GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non - GAAP financial measures (2) See Forward - Looking Statements on page 1 (1)

Diversified and Disciplined Loan Portfolio Loan Portfolio (1,2) ($ mn ) CRE & CLD Concentration Franchise defined by strong loan growth while maintaining diversification and credit discipline (1) Excluding Loans Held for Sale, commercial includes owner - occupied commercial real estate loans (2) Totals may not sum due to rounding (3) Risk - based capital at bank - level as defined in Call Report. 4Q’18 calculation is preliminary and subject to change 9 % of Risk-Based Capital 4Q'17 3Q'18 4Q'18 CLD loans 131% 133% 132% Total CRE 260% 260% 263% Commercial real estate (CRE) concentrations (3) Positive trend in CRE and CLD concentration ratio due to continued shift in loan portfolio mix and strong increase in capital ; No OREO on Balance Sheet as of December 31, 2018 ; CLD loan concentration is down from 211% at 4Q’14 to 132% as of 4Q’18 (which is under management guidance of 140%) and has been steady since 2017 ; Total CRE loan concentration is down from 352% at 4Q’14 to 263% as of 4Q’18, and has been steady since 2017 35% 29% 22% 24% 26% 26% 26% 26% 26% 15% 20% 27% 30% 31% 31% 31% 29% 31% 20% 20% 21% 18% 21% 21% 21% 21% 21% 28% 30% 28% 27% 22% 22% 22% 23% 22% 2% 1% 1% 1% $416 $781 $1,292 $1,757 $2,257 $2,665 $2,257 $2,550 $2,665 2013 2014 2015 2016 2017 2018 4Q'17 3Q'18 4Q'18 Residential Commercial Non-Owner CRE Construction Consumer & Other

$381 $760 $865 $1,079 $1,327 $1,450 $1,327 $1,444 $1,450 $16 $33 $137 $122 $58 $401 $58 $208 $401 $245 $342 $448 $822 $1,003 $783 $1,003 $833 $783 $40 $37 $364 $369 $780 $798 $780 $887 $798 $682 $1,172 $1,814 $2,392 $3,167 $3,432 $3,167 $3,372 $3,432 2013 2014 2015 2016 2017 2018 4Q'17 3Q'18 4Q'18 Retail Reciprocal & Other Local Government Brokered Public Funds Deposit Reciprocation Unlocks Balance Sheet Step : Balance Sheet Rotation During 4Q’18, reduced investment portfolio by approximately $246 million of fixed rate securities in order to redeploy into higher yielding assets Expect positive impact on core profitability metrics (1) Immaterial capital impact Realized pre - tax securities loss of $4.2 million in 4Q’18 An additional $50 million of MBS capital distribution is expected to be rotated in 1H’19 (1) Step : Balance Sheet Optimization Preparing non - core funding reduction in 1Q’19, targeting up to $200 million of brokered deposits and low yielding short - term securities (1) Expect positive impact on core profitability metrics (1) Will temporarily increase capital ratios as most capital efficient means of deployment identified (1) See Forward - Looking Statements on page 1 Accelerated Balance Sheet Actions Deposit Portfolio ($ mn ) Continued focus on retail deposits while leveraging public funds 10 Deposits Drive Strategic Repositioning 1 2

(1) Excluding Loans Held for Sale (2) 4Q’18 calculation is preliminary and subject to change with Call Report Low risk, liquid balance sheet 11 Solid Credit and Low Risk Balance Sheet 4Q'17 3Q'18 4Q'18 Nonperforming Assets / Assets 0.12% 0.14% 0.13% Net Charge-Offs (Recoveries) / Loans (1) 0.00% (0.00%) 0.00% Common Equity Tier 1 (2) 11.4% 12.2% 12.2% Tier 1 Capital (2) 11.4% 12.2% 12.2% Total Risk-Based Capital (2) 14.4% 15.0% 14.9% Cash & Securities / Assets 38.7% 35.7% 35.5% Loans (1) / Deposits 71.2% 75.6% 77.7% Risk Weight Risk-Weighted Assets / Assets (2) 68.5% 63.2% 70.9% Capacity Asset Quality Liquidity

0.35% 0.18% 0.16% 0.23% 0.13% 0.13% 2013 2014 2015 2016 2017 2018 ALLL / NPAs ALLL / Gross Loans (1) NCOs / Avg. Loans (1) NPAs + 90 day PD / Avg. Assets 176% 313% 1046% 382% 429% 415% 2013 2014 2015 2016 2017 2018 1.16% 0.85% 0.89% 0.93% 0.94% 0.88% 2013 2014 2015 2016 2017 2018 (0.00%) 0.10% 0.01% 0.02% (0.02%) 0.00% 2013 2014 2015 2016 2017 2018 12 (1) Excluding Loans Held for Sale Asset Quality Remains Strong 2017

New Medium - Term Performance Targets Achieving these objectives will result in considerable performance enhancements – and we have a roadmap (1) 13 ROATCE> 14.0% ROAA> 1.20% NIM> 3.00% (1) See Forward - Looking Statements on page 1 Roadmap Drivers Balance sheet optimization Focus on deepening client relationships Maintain credit quality focus and discipline Exceed return hurdle rates Areas of Focus Attract best talent Deposit gathering Diversified, sound loan growth Re - deployment of capital Target Goals

Growth Profitability Asset Quality Proven, Successful Banking Model Key Drivers of FSB Performance 14

Appendix

Non-GAAP Reconciliations

FRANKLIN FINANCIAL NETWORK

Core net income	2018 Fiscal Year	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	2017 Fiscal Year	2017 Fourth Quarter
Pre-tax net income	$ 40,433	$ 3,873	$ 11,617	$ 12,432	$ 12,511	$ 46,630	$ 10,590
Non-core items:							
Noninterest income							
(Gain) / Loss On Sales of Securities	4,160	4,160	-	-	-	-	-
Noninterest expenses							
Post employment and retirement expense	3,151	3,151	-	-	-	-	-
Pre tax core net income	$ 47,744	$ 11,184	$ 11,617	$ 12,432	$ 12,511	$ 46,630	$ 10,590
Core income tax expense	7,788	1,998	1,068	2,263	2,459	13,208	2,874
Core net income	$ 39,956	$ 9,186	$ 10,549	$ 10,169	$ 10,052	$ 33,422	$ 7,716
Less: earnings attributable to noncontrolling interest	16	8	-	8	-	16	8
Core net income available to common shareholders	39,940	9,178	10,549	10,161	10,052	33,406	7,708
Less: earnings allocated to participating securities	430	100	190	161	102	261	55
Core net income allocated to common shareholders	39,510	9,078	10,359	10,000	9,950	33,145	7,653
Weighted average common shares outstanding fully diluted	14,556,958	14,821,540	14,903,751	14,814,059	13,672,384	13,677,671	13,780,321
Core diluted earnings per share							
Diluted earnings per share	$ 2.34	$ 0.25	$ 0.70	$ 0.68	$ 0.73	$ 2.04	$ 0.17
Non-core items:							
Noninterest income							
(Gain) / Loss On Sales of Securities	0.29	0.28	-	-	-	-	-
Noninterest expenses							
Accrual for Post Employment Benefits	0.22	0.21	-	-	-	-	-
Add'l earnings available to participative stock grants	-	-	-	-	-	-	(0.01)
Tax effect	(0.14)	(0.13)	-	-	-	0.39	0.40
Core diluted earnings per share	$ 2.71	$ 0.61	$ 0.70	$ 0.68	$ 0.73	$ 2.43	$ 0.56
Year-to-date average tangible common equity [1]	$ 325,012					$ 280,047	

$ in 000s except per share data
(1) Year-to-date average tangible common equity utilized in calculating year-to-date return on average tangible common equity

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Non-GAAP Reconciliations

Core efficiency ratio	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	2017 Fourth Quarter
Total noninterest expense	$ 21,689	$ 18,251	$ 18,050	$ 15,488	$ 15,987
Post employment and retirement expense	(3,151)	-	-	-	-
Core noninterest expense	**$ 18,538**	**$ 18,251**	**$ 18,050**	**$ 15,488**	**$ 15,987**
Net interest income	$ 26,921	$ 26,562	$ 26,905	$ 25,116	$ 24,608
Total noninterest income	(384)	3,442	4,147	3,456	3,264
(Gain) / Loss On Sales of Securities	4,160	-	-	-	-
Core noninterest income	3,776	3,442	4,147	3,456	3,264
Core revenue	**$ 30,697**	**$ 30,004**	**$ 31,052**	**$ 28,572**	**$ 27,872**
Efficiency ratio (GAAP)[1]	81.7 %	60.8 %	58.1 %	54.2 %	57.4 %
Core efficiency ratio	60.4 %	60.8 %	58.1 %	54.2 %	57.4 %

Tangible Assets	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	2017 Fourth Quarter
Total assets	$ 4,246,389	$ 4,167,813	$ 4,165,238	$ 4,083,663	$ 3,843,526
Less goodwill	18,176	18,176	18,176	9,124	9,124
Less intangibles, net	991	1,151	1,323	950	1,057
Tangible assets	**$ 4,227,222**	**$ 4,148,486**	**$ 4,145,739**	**$ 4,073,589**	**$ 3,833,345**
Total shareholders' equity	$ 372,740	$ 356,074	$ 348,059	$ 304,762	$ 304,550
Less goodwill	18,176	18,176	18,176	9,124	9,124
Less intangibles, net	991	1,151	1,323	950	1,057
Tangible common equity	**$ 353,573**	**$ 336,747**	**$ 328,560**	**$ 294,688**	**$ 294,369**
Common shares outstanding	14,538,085	14,525,351	14,480,240	13,258,142	13,237,128
Book value per common share	$ 25.64	$ 24.51	$ 24.04	$ 22.99	$ 23.01
Tangible book value per common share	$ 24.32	$ 23.18	$ 22.69	$ 22.23	$ 22.24
Total shareholders' equity to total assets	8.8 %	8.5 %	8.4 %	7.5 %	7.9 %
Tangible common equity to tangible assets	8.4 %	8.1 %	7.9 %	7.2 %	7.7 %

Note: $ in 000s except per share data
(1) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue

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Non-GAAP Reconciliations

FRANKLIN FINANCIAL NETWORK

Return on average tangible common equity	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	2017 Fourth Quarter
Total average shareholders' equity	$ 360,709	$ 351,293	$ 340,175	$ 299,840	$ 304,847
Less average goodwill	18,176	18,176	18,383	9,124	9,124
Less average intangibles, net	1,092	1,257	1,477	1,012	1,123
Average tangible common equity	**$ 341,441**	**$ 331,860**	**$ 320,315**	**$ 289,704**	**$ 294,600**
Net income available to common shareholders	$ 3,743	$ 10,549	$ 10,161	$ 10,052	$ 2,394
Return on average tangible common equity	4.3 %	12.6 %	12.7 %	14.1 %	3.2 %

Core return on average tangible equity	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	2017 Fourth Quarter
Pre-tax net income	$ 3,873	$ 11,617	$ 12,432	$ 12,511	$ 10,590
Adjustments:					
Add non-core items	7,311	-	-	-	-
Less core income tax expense	1,998	1,068	2,263	2,459	2,874
Core net income	**$ 9,178**	**$ 10,549**	**$ 10,161**	**$ 10,052**	**$ 7,708**
Core return on average tangible common equity	10.7 %	12.6 %	12.6 %	13.8 %	10.4 %

Core return on average assets and equity	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	2017 Fourth Quarter
Net income	$ 3,743	$ 10,549	$ 10,161	$ 10,052	$ 2,394
Average assets	4,183,703	4,132,501	4,169,453	3,971,864	3,633,308
Average equity	360,709	351,293	340,175	299,840	304,847
Return on average assets	**0.36 %**	**1.01 %**	**0.98 %**	**1.03 %**	**0.26 %**
Return on average equity	**4.1 %**	**11.9 %**	**12.0 %**	**13.6 %**	**3.1 %**
Core net income	9,178	10,549	10,161	10,052	7,708
Core return on average assets	0.87 %	1.01 %	0.98 %	1.03 %	0.84 %
Core return on average equity	10.1 %	11.9 %	12.0 %	13.6 %	10.0 %

Core total revenue	2018 Fourth Quarter	2018 Third Quarter	2018 Second Quarter	2018 First Quarter	2017 Fourth Quarter
Net interest income	$ 26,921	$ 26,562	$ 26,905	$ 25,116	$ 24,608
Noninterest income	(384)	3,442	4,147	3,456	3,264
Noninterest income adjustment					
(Gain) / Loss On Sales of Securities	4,160	-	-	-	-
Core total revenue	**$ 30,697**	**$ 30,004**	**$ 31,052**	**$ 28,572**	**$ 27,872**

$ in 000s except per share data

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